UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

TAILWIND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Courtney Ave Los Angeles, CA	90046
(Address of principal executive offices)	(Zip Code)

(646) 432-0610

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock, $0.0001 par value, and one half of one redeemable warrant	TWND.U	NYSE American
Class A Common Stock included as part of the units	TWND	NYSE American
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	TWND WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

This Current Report on Form 8-K, or this report, provides a summary of certain amendments entered into in connection with the previously disclosed Business Combination Agreement by and among Tailwind Acquisition Corp., a Delaware corporation (“Tailwind”), Compass Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Tailwind (“Merger Sub”), and Nuburu, Inc., a Delaware corporation (“Nuburu”), dated as of August 5, 2022 and filed as Exhibit 2.1 to Tailwind’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022 (the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Amendment to Sponsor Support Agreement

As previously disclosed in the Current Report on Form 8-K filed by Tailwind with the SEC on September 9, 2022, Tailwind incurred a loan (the “Sponsor Loan”) in the form of an unsecured promissory note in the principal amount of up to $750,000, issued to Tailwind Sponsor LLC (the “Sponsor”), relating to the special meeting of stockholders of Tailwind held on September 7, 2022 to amend Tailwind’s certificate of incorporation to extend the date by which Tailwind has to consummate a business combination. On November 22, 2022, Tailwind, Nuburu and the Sponsor entered into an amendment (the “Amendment to Sponsor Support and Forfeiture Agreement”) to that certain Sponsor Support and Forfeiture Agreement, dated August 5, 2022, by and between Tailwind, Nuburu and the Sponsor (the “Sponsor Support and Forfeiture Agreement”). The Amendment to Sponsor Support and Forfeiture Agreement amends the original Sponsor Support and Forfeiture Agreement to, among other things, (a) update the definition of “Expense Excess Shares” to increase the denominator from $5,500,000 to $6,000,000; and (b) clarify that the Sponsor would not forfeit shares by virtue of Tailwind’s incurrence of the Sponsor Loan. The amendments set forth in the Amendment to Sponsor Support and Forfeiture Agreement will be effective immediately following the closing of the Business Combination.

Amendment to Amended and Restated Registration Rights and Lock-up Agreement

On November 2, 2022, Tailwind and certain other parties entered into an amendment (the “Amendment to Registration Rights and Lock-Up Agreement”) to that certain Amended and Restated Registration Rights and Lock-Up Agreement, dated August 5, 2022, by and among Tailwind and the Holders (as defined therein) (the “Registration Rights and Lock-Up Agreement”). The Amendment to Registration Rights and Lock-Up Agreement amends the original Registration Rights and Lock-Up Agreement to, among other things, (a) exclude from the definition of “Restricted Securities” shares of Tailwind’s securities transferred in connection with the repayment of such loans to those individuals from whom the Sponsor borrowed funds in connection with the Sponsor Loan; (b) expand the definition of “Original Holder” to include those individuals from whom the Sponsor borrowed funds in connection with the Sponsor Loan; (c) expand the scope of “Permitted Transfers” to include any Common Stock to be issued to the Anzu Holders at the Effective Time as merger consideration pursuant to the Business Combination Agreement (each as defined in the Registration Rights and Lock-Up Agreement); and (d) make such other amendments as set forth in the Amendment to Registration Rights and Lock-Up Agreement. The amendments set forth in the Amendment to Registration Rights Agreement will be effective immediately following the closing of the Business Combination.

Amendment to Preferred Stock Sale Option Agreement

On November 22, 2022, Tailwind and certain other parties entered into an amendment (the “Amendment to Preferred Stock Sale Option Agreement”) to that certain Preferred Stock Sale Option Agreement, dated August 5, 2022, by and among Tailwind and the Holders (as defined therein) (the “Preferred Stock Sale Option Agreement”). The Amendment to Preferred Stock Sale Option Agreement amends the parties to the original Preferred Stock Sale Option Agreement, which such amendment will be effective immediately following the closing of the Business Combination.

Amendment to Letter Agreement

Tailwind, on the one hand, and the Sponsor and Tailwind’s officers and directors (the “Insiders”), on the other hand, are parties to that certain Letter Agreement, dated as of September 3, 2020, filed as Exhibit 10.4 to Tailwind’s Current Report on Form 8-K filed with the SEC on September 9, 2020 (the “Letter Agreement”). In connection with the Business Combination, a form of an amendment to the Letter Agreement to be entered into concurrently with the closing of the Business Combination was agreed upon (the “Form Amendment”). On November 22, 2022, the parties to the Letter Agreement entered into an Amendment to the Letter Agreement (the “Amendment to Letter Agreement”), which supersedes the Form Amendment. The Amendment to Letter Agreement, as compared to the Form Amendment, among other things, amends and restates the specified exceptions to the lock-up restrictions under the Letter Agreement to permit transfers of Tailwind’s securities following the closing of the Business Combination to the extent (i) the proceeds from any such transfer are used by the Sponsor to repay the Sponsor Debt (as defined therein) and/or (ii) any such transfer itself constitutes repayment of the Sponsor Debt pursuant to the terms thereof. The amendments set forth in the Amendment to Letter Agreement will be effective immediately following the closing of the Business Combination.

The foregoing descriptions of the Amendment to Sponsor Support and Forfeiture Agreement, the Amendment to Registration Rights and Lock-Up Agreement, the Amendment to Preferred Stock Sale Option Agreement and the Amendment to Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein.

Important Information and Where to Find It

In connection with the Business Combination, Tailwind filed a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Tailwind (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will be sent to all Tailwind stockholders. Tailwind also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Tailwind are urged to read the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Tailwind through the website maintained by the SEC at www.sec.gov. The documents filed by Tailwind with the SEC also may be obtained free of charge upon written request Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046.

Participants in the Solicitation

Tailwind and Nuburu and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Tailwind’s stockholders in connection with the proposed transactions. Tailwind’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Tailwind listed in the Business Combination Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tailwind’s stockholders in connection with the proposed Business Combination will be set forth in the Business Combination Proxy Statement.

No Offer or Solicitation

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this report, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of Nuburu, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Tailwind and its management, and Nuburu and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Nuburu, Tailwind, the combined company; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Tailwind or the stockholders of Nuburu, or to satisfy other closing conditions of the Business Combination; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the inability to meet the listing standards of the securities exchange following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Nuburu as a result of the announcement and consummation of the Business Combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Nuburu or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital Fund, LLC; (12) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Tailwind’s securities; (13) the risk that the transaction may not be completed by Tailwind’s business combination deadline and the potential failure to obtain a further extension of the Business Combination deadline if sought by Tailwind; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Tailwind’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, the Business Combination Proxy Statement and other documents filed by Tailwind from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Tailwind nor Nuburu gives any assurance that either Tailwind or Nuburu or the combined company will achieve its expected results. Neither Tailwind nor Nuburu undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Sponsor Support and Forfeiture Agreement, dated as of November 22, 2022, by and among Tailwind Acquisition Corp., Tailwind Sponsor LLC and Nuburu, Inc.

10.2	Amendment to Amended and Restated Registration Rights and Lock-Up Agreement, dated November 22, 2022, by and among Tailwind Acquisition Corp. and the other parties set forth on the signature pages thereto.

10.3	Amendment to Preferred Stock Sale Option Agreement, dated November 22, 2022, by and among Tailwind Acquisition Corp. and the other parties set forth on the signature pages thereto.

10.4	Amendment to Letter Agreement, dated November 22, 2022, by and among Tailwind Acquisition Corp., Tailwind Sponsor LLC and the other parties set forth on the signature pages thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2022

Tailwind Acquisition Corp.

By:	/s/ Chris Hollod
Name:	Chris Hollod
Title:	Chief Executive Officer